UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007
ALICO, INC.
(Exact name of registrant as specified in its charter)

Florida                        0-261                    59-0906081
       (State or Other Jurisdiction                     (Commission File Number)          (IRS Employer
          of Incorporation)                                                                                       Indentification No.)

P.O. Box 338
LaBelle, Florida 33975
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 3, 2007, the Company issued a press release announcing a dividend declared by the Company's Board of Directors on March 30, 2007.  A copy of the press release is attached as an exhibit to this Current Report on Form 8K.

Item 8.01. Other Events.

On March 30, 2007, the Board of Directors of Alico, Inc. declared a dividend of $0.275 per share to be paid to stockholders of record as of June 29, 2007, with payment expected on or about July 16, 2007.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1  - Press release announcing the Quarterly Dividend dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALICO, INC.

Date: April 3, 2007                                                      By: /s/ JOHN R. ALEXANDER
                                      John R. Alexander
                                    President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated April 3, 2007, announcing the Quarterly Dividend.